Exhibit 10.3

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and 240.24b-2.

PRODUCT DEVELOPMENT ADDENDUM

FOR THE PANTHER INSTRUMENT

AND ULTRIO ELITE ASSAY

This Addendum for the Development of the Panther Instrument and the Ultrio Elite Assay (“Panther Addendum”) is entered into, effective as of July 24, 2009 (“Addendum Effective Date”) and signed March 11, 2011 (“Addendum Signature Date”), pursuant to and amending that certain Restated Agreement entered into as of July 24, 2009 (“Agreement”) by and between Gen-Probe Incorporated, a Delaware corporation (“Gen-Probe”) with a principal place of business at 10210 Genetic Center Drive, San Diego, CA 92121, and Novartis Vaccines and Diagnostics, Inc., a Delaware corporation (“Novartis”) with a place of business at 4560 Horton Street, Emeryville, CA 94608 (Novartis and Gen-Probe each is individually referred to as a “Party” and together are referred to as the “Parties”).

RECITALS

A. Prior to the date of this Panther Addendum, Gen-Probe has expended significant effort and resources in the development of a molecular diagnostic analyzer known as the Panther Instrument for use in the Clinical Diagnostic Field.

B. By this Panther Addendum, the Parties desire to set forth terms and conditions for the adaptation and development of the Panther Instrument, related software and the Ultrio Elite Assay (as hereinafter defined) for use in the Blood Screening Field pursuant to the Agreement, as clarified and amended by the terms and conditions more particularly described herein.

AGREEMENT

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth in this Panther Addendum, the Parties agree as follows:

1. Definitions. All capitalized terms used but not defined in this Panther Addendum shall have the meanings set forth in the Agreement.

1.1 Addendum Effective Date shall mean July 24, 2009.

1.2 Addendum Signature Date shall mean March 11, 2011.

1.3 Addendum Term is defined in Section 7.1.

1.4 Agreement shall mean the July 24, 2009 Restated Agreement between the Parties, as amended or supplemented in writing by the Parties before or after the Addendum Effective Date.

1.5 Budget means the budgeted Panther Development Costs as of the Addendum Effective Date. The Budget shall include the estimated cost of the Panther Development Program on a monthly basis through the end of the Panther Development Program. The approved Budget as of the Addendum Effective Date is as established within the Panther

Program Documents. The Budget may be amended from time to time in accordance with the provisions of Section 3 below.

1.6 Development Completion Date means the first date on which all of the following events have occurred: (i) validation and verification of the Panther Instrument against the then current PRD has been completed by Gen-Probe and Novartis following assay integration activities for the Ultrio Elite Assay to be offered for use with the instrument, with Novartis’ Final Acceptance; (ii) the manufacturer has released the instrument design for manufacturing; (iii) all activities to obtain the CE mark, which will permit sale of the Panther Instrument within the European Union, have been completed, and (iv) all activities to obtain the CE mark, which will permit sale of the Ultrio Elite Assay within the European Union, have been completed.

1.7 Final Acceptance. After completion of verification and validation testing and documentation thereof for the Panther Instrument and the Ultrio Elite Assay (the “Primary Verification Documentation and Validation Reports”), Gen-Probe’s Vice President, Instrument Systems shall provide Novartis with written certification (the “Initial Certification”) that Gen-Probe has satisfactorily completed such verification and validation and that the Primary Verification Documentation and Validation Reports, including testing trace matrix between the instrument PRD, SRS and other relevant testing activities, are available for inspection by Novartis at Gen-Probe. The certification by Gen-Probe shall be delivered to Novartis by separate delivery to (a) the Head, Development and (b) the Alliance Manager.

1.7.1 Novartis shall promptly review the Primary Verification Documentation and Validation Report at Gen-Probe. Gen-Probe will make the necessary facilities and staff available without delay to accommodate Novartis’ timely review of the Primary Verification Documentation and Validation Report. The Primary Verification Documentation and Validation Report shall be Confidential pursuant to the terms of the Agreement. Following Novartis’ review, Novartis shall be entitled to copy upon request the Validation Report and shall be entitled to copy upon request and with reasonable justification designated portions of the Verification Documentation. Novartis shall notify Gen-Probe in writing within seventy-five (75) days of its receipt of the Initial Certification (“the Initial Review Period”) of any material non-conformance between the Panther Instrument as submitted to validation by Gen-Probe and the specifications of the Product Requirements Documents for the Panther Instrument.

1.7.2 Any disagreement by Gen-Probe with Novartis’ identification of an alleged material nonconformance shall be resolved in accordance with Article 11 of the Agreement.

1.7.3 Upon Gen-Probe’s receipt and acceptance without dispute of Novartis’ written notice of non-acceptance, Gen-Probe shall promptly work to rectify any material non-conformities and shall thereafter provide Novartis such further verification and validation certification with respect to correction of the material non-conformities. Gen-Probe shall also make available to Novartis the Verification Documentation and Validation Report with respect to correction of each material non-conformity (the “Secondary Verification Documentation and Validation Report”) for further review in accordance with the provisions of this section.

1.7.4 Novartis shall promptly review the Secondary Verification Documentation and Validation Report with respect to correction of each non-conformity and shall notify Gen-Probe in writing within twenty (20) days of its receipt of the verification and validation certification (“the Secondary Review Period”) of any failure to correct the material non-conformance(s) previously identified by Novartis. Novartis shall not assert non-conformities in the course of the Secondary Review Period which could have been identified in the Initial Review Period.

1.7.5 Novartis shall be deemed to have finally accepted the Panther Instrument and/or assay upon the earlier of: 1) Novartis’ receipt and written acceptance of all initial Panther Instrument deliverables pursuant to this Panther Addendum; or (ii) the expiration of the Initial Review Period and any Secondary Review Periods, absent notification by Novartis to Gen-Probe within the applicable period of any material non-conformance between the Panther Instrument as submitted to validation by Gen-Probe and the specifications of the Product Requirements Documents for the Panther Instrument. Notwithstanding the foregoing, Novartis shall also be conclusively deemed to have finally accepted the Panther Instrument design upon Novartis’ sale or placement of either (i) any one Panther instrument to a Third Party for use as a full production instrument to process blood screening assays that become the test of record on which blood is released to the general public or (ii) more than ten (10) Panther instruments to Third Parties for any use whatsoever.

1.8 FTE Labor Rate is defined in Section 4.5 below.

1.9 Material Modification means a change or amendment to the then current PRD that materially affects the requirements set forth in any of the then-current Panther Program Documents, including, without limitation, any modification to the PRD that materially affects assay sensitivity or specificity or materially affects the Timeline or the costs set forth in the Budget, as further defined in Section 3.3 below.

1.10 Non-material Modification means a change or amendment to the then current PRD other than a Material Modification. Written agreement between the Parties that a modification is a “Non-material Modification” hereunder as described in Section 3.2 below shall be conclusive.

1.11 Panther Development Costs means the fully-burdened cost of conducting the Panther Development Program, subject to Section 4.1.3 of this Panther Addendum. Costs will be calculated in accordance with United States generally accepted accounting principles, consistently applied (“U.S. GAAP”), or as otherwise mutually agreed in writing between the Parties.

1.12 Panther Development Program means the general ongoing systematic process of modifying and validating the Panther Instrument, developing the related software, developing the Ultrio Elite Assay, and integration of the Ultrio Elite assay for use on the Panther Instrument for the Blood Screening Field under the terms of this Panther Addendum, as such development program is detailed in the Panther Program Documents, through the Development Completion Dates. […***…]

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1.13 Panther Program Document(s) means the written project detail(s) for the development of the Panther Instrument, related software, and Ultrio Elite Assay for the Blood Screening Field pursuant to this Panther Addendum, consisting of (i) the Product Requirements Documents (“PRDs”), including the Software Requirements Specifications (“SRS”), (ii) the Project Plans, (iii) the Resource Plans, (iv) the Budgets and (v) the Timelines, each of which is contained in a secure file accessible by the Parties. The Panther Program Documents may be modified from time to time as agreed by the Parties. The Panther Program Documents shall be kept in a secure electronic file at the offices of Gen-Probe, copies of which shall be accessible by the Novartis upon request.

1.14 Panther Instrument means the integrated, fully automated laboratory instrument for use in the Blood Screening Field and related software for DNA/RNA amplified assay processing incorporating all systems required to support TMA assay processes and associated reagent product lines for NAT testing in the Blood Screening Field for low to mid-volume laboratories, as further defined by the Panther Program Documents.

1.15 Post Development Enhancements means all additional enhancements agreed to by the Parties in accordance with this Agreement to be implemented after the Development Completion Date to improve functionality, reliability, and/or performance of the Panther Instrument and/or related software. The agreed Post Development Enhancements as of the Addendum Signature Date are set forth in Section 2.5.5, below. Depending on timeline and resource considerations, certain of such agreed Post Development Enhancements may be accomplished prior to the Development Completion Date.

1.16 Product Requirements Documents (or “PRDs”) means (a) the requirement specifications for the Panther Instrument for use in the Blood Screening Field and, as used in this Panther Addendum (including the Software Requirements Specifications (or “SRS”) document and specifications related to the integration of WNV assay in accordance with the pre-existing WNV assay PRD), and (b) the requirement specifications for the Ultrio Elite Assay. The operative Product Requirements Document for the Panther Instrument and the operative Product Requirements Document for the Ultrio Elite Assay in each case as of the Addendum Signature Date, are attached hereto as Exhibit A and Exhibit B, respectively. The PRDs may be amended from time to time in accordance with the provisions of Section 3 below.

1.17 Program Completion Date means six (6) months after the later to occur of (i) the date the CE mark has been obtained for the Panther Instrument for use with the Ultrio Elite Assay, and (ii) completion of the agreed Post Development Enhancements identified in Section 2.5.5, but in no event later than the expiration of the Blood Screening Term.

1.18 Project Plans means the plans for technical aspects and equipment requirements pursuant to and as further described within the Panther Program Documents, and quality assurance regarding the Panther Development Program. The Project Plans identify the business organization and a generalized scheme for development and validation of the Panther Instrument (including software), the Ultrio Elite Assay and validation of the WNV assay on the Panther

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Instrument (as an agreed Post Development Enhancement). The Project Plans may be amended from time to time in accordance with the provisions of Section 3 below.

1.19 Resource Plans means the description of (i) a Party’s personnel to be allocated to the Panther Development Program, including the name of the specific personnel or the qualification or grade of unidentified personnel, and dedicated amount of time and periods for the commitment of such personnel required for the Panther Development Program, and (ii) equipment, tools, software, or other special items, the purchase, license or leasing of which is specifically required for use by such personnel to support the Panther Development Program. The Resource Plans may be amended from time to time in accordance with the provisions of Section 3 below. The Resource Plans, as they may be amended from time to time, shall be retained in a secure electronic folder accessible by both Parties.

1.20 Software Requirements Specifications (or “SRS”) means the specifications for the software for the Panther Instrument for use in the Blood Screening Field. The SRS may be amended from time to time in accordance with the provisions of Section 3 below. For purposes of this Panther Addendum, the operative Software Requirements Specifications at any time shall be the version of the Software Requirements Specifications which at that time has been most recently generated by Gen-Probe.

1.21 Timelines means the overall timelines for the Panther Development Program. The operative Timeline for Panther Instrument, Ultrio Elite Assay development, and WNV product testing and certification update as of the Addendum Signature Date is attached hereto as Exhibit D.

1.22 Ultrio Elite Assay means the in vitro nucleic acid test for the qualitative detection of human immunodeficiency virus Type 1 (HIV-1) RNA, human immunodeficiency virus Type 2 (HIV-2) RNA, hepatitis B virus (HBV) DNA, and hepatitis C virus (HCV) RNA in human plasma for use in the Blood Screening Field, as well as the companion HIV, HBV and HCV discriminatory probe reagents for the qualitative detection of the specified virus following a positive, undifferentiated result from the Ultrio Elite assay. The Ultrio Elite HIV discriminatory probe reagents will not discriminate between HIV-1 and HIV-2.

1.23 Validation Report means, as the context requires, any and all of the written reports to be prepared by Gen-Probe detailing the validation for the Ultrio Elite Assay and the validation of the Panther Instrument (including the validation of integration of the WNV assay on the Panther Instrument, as a Post Development Enhancement), including a testing trace matrix between the then current PRD and other relevant testing activities of the Panther Instrument as further defined in Section 2.5.3 below.

1.24 Verification Documentation means any and all documentation created and maintained by Gen-Probe in connection with Gen-Probe’s verification of the Panther Instrument, verification of the Ultrio Elite Assay, and verification of the integration of the WNV assay on the Panther Instrument, as a Post Development Enhancement.

2. Panther Development Program.

2.1 Objective. Subject to the terms of the Agreement, as amended by this Panther Addendum, the Parties shall use Commercially Reasonable Efforts to conduct their respective obligations under the Panther Development Program as established in accordance with the terms hereof, and, subject to Section 2.5.7 hereof, shall apply for and endeavor to obtain such regulatory approvals as necessary or appropriate to provide for the use and sale in the Blood Screening Field of the Panther Instrument and Ultrio Elite Assay in the European Economic Community, in accordance with Section 2.5.7, below. Novartis acknowledges and agrees that Gen-Probe will continue its pre-existing development program for the Panther Instrument in the Clinical Diagnostic Field.

2.1.1 Interpretation of Agreement. Recognizing the time interval between the Addendum Effective Date and the Addendum Signature Date, the parties agree that this Panther Addendum should be interpreted reasonably and practically to give effect to its provisions in consideration of such time interval and the provisions hereof should therefore generally be given limited effect prior to the Addendum Signature Date, such that they should apply only where reasonably necessary to achieve their fundamental purpose.

2.2 General Conduct of Development. The Parties, using Commercially Reasonable Efforts, shall conduct their respective obligations under the Panther Development Program in compliance in all material respects with all applicable laws and regulations and all applicable good laboratory, clinical and manufacturing practices. In addition, each Party shall proceed diligently with its respective obligations under the Panther Development Program and shall use its respective Commercially Reasonable Efforts to achieve the objectives of the Panther Development Program efficiently and expeditiously. The Parties shall allocate such personnel, equipment, facilities and other resources to the Panther Development Program to carry out its respective obligations and to accomplish the objectives thereof, all as is more particularly described in the Panther Program Documents, as amended from time to time during the term of this Panther Addendum, in accordance with the provisions of Section 3. Novartis shall retain the right to consult with Gen-Probe regarding the Panther Program Documents and Gen-Probe shall reasonably consider Novartis’ advice.

2.3 No Liability if Commercially Reasonable Efforts Are Expended. The Parties acknowledge that the Panther Development Program is subject to the risks inherent in all new product development programs. Subject to all terms and conditions of this Addendum, neither Party will be in breach of its obligations to the other hereunder and such Party shall be deemed to have exercised Commercially Reasonable Efforts, so long as such Party shall have committed the resources described in the Project Plan and the Resource Plan. By way of example and not limitation, failure to achieve the Timeline shall not be considered a breach of this Addendum if the responsible party has exercised Commercially Reasonable Efforts by committing the agreed resources as defined in the Panther Program Documents. The payment of Panther Development Costs between the Parties shall be due and payable without regard to any specified deliverable set forth in the Project Plan.

2.4 Project Management.

2.4.1 Project Manager. The Panther Development Program and Ultrio Elite Assay Development Program will be managed by a Project Manager appointed by Gen-Probe, whose responsibilities are described in Section 2.4.2. Any change by Gen-Probe of the Project Manager must be approved by the Supervisory Board, which approval shall not be unreasonably withheld.

2.4.2 Gen-Probe Project Manager’s Responsibilities. The Gen-Probe Project Manager shall be responsible for the following activities, together with such other activities as the parties may agree:

(a) Fostering and assuring regular and complete communication between Gen-Probe and Novartis concerning the status of the development programs.

(b) The Gen-Probe Project Manager shall notify Novartis’ Alliance Manager promptly of any actual or expected problems, delays, or budget overruns that may be material to the Panther Development Program. Without limiting the foregoing, the Gen-Probe Project Manager shall notify Novartis’ Alliance Manager of any expected variances from the then-current budget of greater than (i) fifteen percent (15%) or $250,000 for any calendar month, whichever is the lesser, and/or (ii) ten percent (10%) or $250,000 for any calendar quarter, whichever is the lesser.

(c) Managing all matters relating to the Panther Development Program and Ultrio Elite Assay Development Program under this Addendum, including each party’s respective responsibilities and contributions and receiving reports from each party;

(d) Providing written monthly progress reports to the parties and presenting status reports to the Supervisory Board;

(e) Submitting and receiving the reports, materials and documents required to be delivered under this Addendum;

(f) Overseeing the process of proposing, and submitting to the parties, any proposed modifications to Panther Program Documents, and in the event the parties cannot agree, presenting the same to the Supervisory Board in an objective and neutral manner. The Gen-Probe Project Manager will have responsibility for documenting changes to scope – all requests to Supervisory Board must include impact to latest business case, as well as impact to current timeline and budget.

(g) Arranging any meetings to be held between the parties (other than Operating Committee and Supervisory Board meetings) and participating, to the extent appropriate, in such meetings; and

(h) Maintaining a record of all material communications and deliveries between the parties of which the Gen-Probe Project Manager is aware, consistent with the parties’ protocol for such sharing of confidential information.

2.4.3 Meetings of the Operating Committee. In addition to their responsibilities set forth under Section 4.2 of the Agreement, the Novartis/Gen-Probe Operating Committee shall implement monthly Panther Development Program budget sessions to discuss the forecasts of the financial aspects of the Panther Development Program for the following month. The Gen-Probe Project Manager shall notify the Operating Committee of any expected variances from the then-current budget of greater than (i) fifteen percent (15%) or $250,000 for any calendar month, whichever is the lesser and/or (ii) ten percent (10%) or $250,000 for any calendar quarter, whichever is the lesser, and the Operating Committee shall notify the Supervisory Board of any such expected variances.

2.4.4 Meetings of the Supervisory Board. The Supervisory Board shall meet from time to time during the term of this Panther Addendum, but not less frequently than once each calendar quarter during the term hereof. Not less frequently than quarterly, a regular agenda item at the regularly scheduled Supervisory Board meeting shall be to receive a report from the Project Manager and conduct a review of the Panther Development Program to assess progress of the programs and provide guidance as appropriate.

2.4.5 Disagreements. Disagreements that cannot be resolved by mutual agreement of the Parties (including by resolution reached at the Operating Committee) may be brought to the Supervisory Board for review and resolution. However, work will proceed in accordance with the principally responsible Party’s method of choice, while the issue in contention is reviewed by the Supervisory Board. If a disagreement arises in a functional area for which responsibility is shared and resolution cannot be achieved at the Supervisory Board level, except as to Regulatory/Licensure Strategy that shall be governed by Section 2.5.7, work shall be suspended in such functional area until a resolution is reached pursuant to Article 11 of the Agreement, including arbitration if the disagreement is subject to arbitration.

2.5 Development Responsibilities

2.5.1 Principal Responsibility; General Statement. The Parties intend that the Panther Development Program (including the development of the related software) will be coordinated by Gen-Probe. Gen-Probe will continue to allow Novartis delegates to review and comment on the current PRD and risk assessment related design control documentation and will allow Novartis delegates to review and comment on proposed revisions to such documentation. Subject to the terms of this Addendum, the Parties shall continue to cooperate with respect to possible changes to the Panther Program Documents. Gen-Probe shall have the power to make day-to-day decisions regarding instrument development, consistent with the overall Panther Development Program and the terms of this Addendum.

(a) Notwithstanding the above, the Operating Committee shall be notified pursuant to Section 2.4.3, above, of any planned variances to the then-current mutually approved budget that is greater than (i) fifteen percent (15%) or $250,000 for any calendar month, whichever is the lesser, or (ii) ten percent (10%) or $250,000 for any calendar quarter, whichever is the lesser or (iii) a variance of greater than or equal to sixty (60) calendar days from the then-current mutually approved launch date as identified in Exhibit D (Timeline). Additionally, in the case of (ii) and (iii) above, the Supervisory Board shall be notified pursuant to Section 2.4.3., above, of any such variances and such variances shall be considered by the Supervisory Board at the earliest convenient opportunity. All development work will proceed until any such variance can be considered by the Supervisory Board. Unless such variance is approved by the Supervisory Board after consideration, development work giving rise to the variance shall be suspended and the parties shall proceed pursuant to and in accordance with section 2.4.5 or as otherwise directed by the Supervisory Board.

2.5.2 Deliverables. Gen-Probe shall use its Commercially Reasonable Efforts to develop and deliver or otherwise make available to Novartis, in accordance with the Panther Program Documents: (i) the validation and verification plans for the Panther Instrument and the Ultrio Elite Assay, (ii) completed Validation Reports for the Panther Instrument and the Ultrio Elite Assay; (iii) the Verification Documentation; (iv) the testing trace matrix between the PRD, SRS and testing documentation; (v) risk assessment related to design control documentation; (vi) the manufacturer’s release of the instrument design for manufacturing; (vii) documentation allowing the Panther Instrument and Ultrio Elite Assay to bear the “CE” mark; and (viii) the manufacturers’ declarations according to 2004/108/EC for the Panther Instrument and Ultrio Elite Assay, each signed by an authorized representative(s) of such manufacturer (collectively, the “Deliverables”).

2.5.3 Testing, Verification, Validation. Upon its completion of development of the Panther Instrument, Gen-Probe will perform verification, validation, and assay integration testing for the Ultrio Elite Assay and the Panther Instrument according to current Good Manufacturing Practices (“cGMP”) pursuant to the Parties’ Quality Agreement for Alliance Partnership, dated May 28, 2009 (“Quality Agreement”), and in accordance with In Vitro Diagnostic Directive 98-79-EC governing In Vitro Diagnostic Devices of the European Union and the current United States Food and Drug Administration Quality System Regulations (“QSR”) under Part 820 of Title 21 of the Code of Federal Regulations, and will promptly thereafter provide Novartis reasonable access to the details and results of such testing as set forth in written Validation Reports and in the Verification Documentation. The Validation Report for the Panther Instrument will include a testing trace matrix between the then current PRD and SRS and other relevant testing activities. Gen-Probe shall also be responsible, on the terms of this Addendum, to perform validation and verification activities for pooling hardware and software for the Panther Instrument and for integration of the WNV assay on the Panther Instrument. Novartis shall be responsible to perform validation and verification activities for NAT Manager software for use in conjunction with the Panther Instrument. Any disagreement about whether the final design of the Panther Instrument conforms to the PRD and SRS shall be resolved in accordance with Article 11 of the Agreement, including arbitration.

2.5.4 Shared Responsibilities; General Statement. The parties have agreed to share responsibility for certain functions pursuant to the terms of the Agreement (including but not limited to Section 3.1.6 of the Agreement and pursuant to their May 28, 2009 Quality Agreement for Alliance Management. The Parties hereby expressly incorporate the provisions of the Agreement and the Quality Agreement concerning the shared functions into this Panther Addendum and agree to conduct the Panther Development Program in accordance with the prior agreements, except to the extent specifically otherwise stated herein.

2.5.5 Principal and Shared Responsibilities. Without limiting the general statements set forth above, the Parties agree to allocate specific responsibility as follows:

Function	Principal Responsibility	Shared Responsibility
DEVELOPMENT ACTIVITIES
Coordination of Panther Development Program	Gen-Probe

Supervise and coordinate instrument development in accordance with PRD, including SRS	Gen-Probe

Develop assay software product labeling		Gen-Probe/Novartis

Prepare Labeling translations		Gen-Probe/Novartis

Develop validation strategy for, and validate instrument and software	Gen-Probe

Develop verification strategy for, and verify instrument and software	Gen-Probe

Develop, Validate, and Verify Panther instrument interface for NAT Manager 1/	Gen-Probe

Develop training materials, operator manuals, and Instructions for Use (“IFU”) for Panther Instrument and Ultrio Elite Assay […***…]		Gen-Probe/Novartis

Develop regulatory licensure/strategy for Panther Instrument and related software		Gen-Probe/Novartis

Obtain CE Mark for Panther Instrument and Ultrio Elite Assay	Gen-Probe

Develop Ultrio Elite Assay and 250 test kit configuration; integrate Ultrio Elite Assay on Panther Instrument; obtain CE mark for Ultrio Elite Assay	Gen-Probe

AGREED POST DEVELOPMENT ENHANCEMENTS[2]

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ADDITIONAL POST DEVELOPMENT ENHANCEMENTS

Identify additional potential instrument enhancements		Gen-Probe/Novartis

1/	[…***….]
2/	The parties shall use Commercially Reasonable Efforts to accomplish the Agreed Post-Development Enhancements as agreed upon in the Timeline attached herein as Exhibit D.

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2.5.6 Out-Sourced Development. Gen-Probe has previously retained STRATEC Biomedical Systems AG (“Stratec”) to design, develop and manufacture the Panther Instrument and has entered into binding agreements with Stratec in connection with such activities. Novartis has been provided with the “Development Agreement for Panther Instrument System” and the “Supply Agreement for Panther Instrument System” entered into between Gen-Probe and Stratec in November 2006. Gen-Probe has previously retained other contractors, including the RND Group, to contribute to various aspects of Panther design and development. Novartis acknowledges and agrees to Gen-Probe’s continued use of such contractors in connection with the Panther Development Program. Stratec’s facilities are currently located at Birkenfeld, Germany, or Beringen, Switzerland, and in recognition of Stratec’s role as contract manufacturer of the Instruments and the location of its facilities, Gen-Probe will use its best commercial efforts to assure that the “country of origin” for Panther Instruments is a country within the European Economic Community or that, when CE-marked, the Instruments otherwise satisfy “country of origin” requirements for regulatory purposes, if and where applicable, based upon the location of Stratec’s manufacturing facilities.

2.5.7 Regulatory/Licensure. […***…] pursuant to the Agreement (including but not limited to Section 3.1.6 of the Agreement) and pursuant to the May 28, 2009 Quality Agreement for Alliance Management, with respect to the Panther Development Program, Gen-Probe agrees to use its best efforts to: (i) regularly review blood screening regulatory/licensure strategy and management of regulatory submissions with Novartis, (ii) provide draft copies of all written regulatory submissions to Novartis at least five working days prior to the proposed date of their submission, (iii) make available the appropriate personnel for a discussion of any advice or recommendations of Novartis on any regulatory submissions, and (iv) reasonably consider such advice or recommendations, but Gen-Probe is not required to accept such advice and/or recommendations. All disagreements on regulatory/licensure issues shall be addressed by the Supervisory Board and, if necessary, by implementation of the escalation procedure described in Article 11 of the Agreement, excluding arbitration. For issues that cannot be resolved through such procedures, Gen-Probe’s Chief Executive Officer shall have the right to make the final decision. Gen-Probe shall have no obligation under this Panther Addendum to apply for or endeavor to obtain regulatory approval for any Panther Instrument that fails to meet the criteria set forth in the applicable Panther Program Documents. Gen-Probe shall be considered the legal manufacturer of any finished medical devices developed under this Panther Development Addendum. Following the Development Completion Date, the parties will share the cost of clinical trials and regulatory and licensing activities that are approved by the Supervisory Board for the Panther Instrument and for Blood Screening Assays (including the Ultrio Elite Assay).

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3. Panther Enhancement Program.

3.1 Request for Modifications. Either Party may propose Material or Non-material Modifications to the then current PRD. The process for approval and implementation of any such proposed modifications shall be governed by this Section 3. The Gen-Probe Project Manager will review any proposed modification to the then current PRD. The Gen-Probe Project Manager shall review requested changes and make a determination whether such requested modifications are Material or Non-material Modifications prior to submission to the Supervisory Board.

3.2 Non-Material Modifications. Unless the changes to the Panther Development Program described in Section 3.1 constitute a Material Modification, any Non-Material Modification shall be reported in the applicable monthly summary progress report to the Supervisory Board and shall not be subject to the approval process described in Section 3.3 below.

3.3 Material Modifications.

3.3.1 Request for Material Modifications. In the event that one Party desires to request a Material Modification to the then current PRD during the term hereof, such Party (the “requesting Party”) shall submit to the other Party such request in writing and in sufficient detail to enable the other Party (the “receiving Party”) to evaluate the request. Without limiting the foregoing, the requesting Party shall prepare a revised draft version of the applicable Panther Program Documents, reflecting any changes necessary to fully implement the requested Material Modification. Promptly upon receipt of a request for Material Modification, but no more than thirty (30) days thereafter, the Parties shall conduct a preliminary analysis of the impact that the proposed Material Modification would have, including, without limitation, the impact on the potential profitability of the Panther Instrument. Should either Party conclude, in its reasonable discretion, that the potential for later profits is materially and adversely affected by failure to implement any proposed change to the then current PRD as requested in accordance with this Section 3, such Requesting Party may elect not to fund the development work required for the Material Modification, subject to the rights granted to the Parties under Section 3.3.2(c), below […***…]. If a proposed Material Modification is not reasonably expected to have a material adverse impact on the Budget, neither party shall unreasonably withhold consent thereto.

3.3.2 Acceptance of Modified Instrument Requirements.

(a) The Supervisory Board shall promptly, but no later than thirty (30) days after the preparation of the modified PRD, meet and confer about the proposed modifications. No modified PRD shall be effective unless approved by the Supervisory Board.

(b) At such time as the Supervisory Board shall have accepted the modified PRD incorporating a Material Modification, or any portion thereof, the Parties shall evidence such agreement by initialing and dating a summary of the revised PRD. The PRD as so modified and approved shall automatically be incorporated by reference into this Panther

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Addendum. In order to evidence their agreement to the revised PRD, the Parties shall include it in a separately stored file in which all amendments and modifications to Panther Program Documents will be kept. Such file shall be accessible by the Novartis Alliance Manager at any time upon reasonable notice to Gen-Probe.

(c) If a Party elects, in its reasonable discretion, not to fund the development work required for any proposed Material Modification, then if the other Party elects to solely fund such development work, the additional development work shall be deemed to be conducted pursuant to Section 3.1.2(c) of the Agreement and the funding party shall be entitled to recover the cost of such additional development work in accordance with Section 3.1.4(b) of the Agreement; provided that if the funding party is Novartis, […***…].

3.4 Notice of Significant Changes. Each Party will provide three (3) calendar months notice, unless otherwise agreed by the Parties, to the other Party prior to any proposal of a significant reduction or increase in resources from the then-current Resource Plan in order to allow the affected Party time to divert resources either to or from the Panther Development Program. Subject to Sections 3.2 and 3.3 above, any significant changes to the Budget or the Resource Plan shall be effective only upon the expiration of three (3) months from the delivery of such notice, unless the Parties both agree to a shorter period of time in writing.

3.5 Changes to Panther Instrument or Related Software After Development Completion Date. The Parties recognize that after the Development Completion Date the market may demand or regulatory changes may require that special enhancements or modifications be made to the then current PRD, and that either Party may desire to adopt such changes. From and after the Development Completion Date but no later than the Program Completion Date, each Party will notify the Supervisory Board promptly upon receipt of a request from a customer, or upon identification of regulatory changes that may require the Parties to implement any enhancement, modification or other change to the Panther Instrument or related software. The Supervisory Board shall promptly, but not later than the earlier of (i) thirty (30) days after receipt from a Party of such request for changes, or (ii) the next regularly scheduled Supervisory Board meeting, meet and confer regarding such requested change. The Supervisory Board shall decide (i) whether the requested changes should be implemented and (ii) whether the requested changes can be implemented under the terms of this Panther Addendum or are significant enough to warrant a new development program under the terms of Article 3 of the Agreement, in which case the Parties shall use the process more particularly described in Section 3.2 of the Agreement. Notwithstanding the foregoing, nothing herein shall obligate either Party to conduct development work after the Development Completion Date with respect to the Panther Instrument or related software, without regard to whether the other Party indicates a willingness to pay some portion or the entire costs of such development.

3.6 Performance Upgrades After Program Completion Date. The Supervisory Board shall seek to agree upon a budget for a continuing reliability improvement program for the Panther Instrument following the Development Completion Date. Outside of such an approved program, the Supervisory Board shall decide whether upgrades (including improvements to

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instrument reliability) to the Panther Instrument should be implemented; provided, however, that Gen-Probe may reasonably and in good faith undertake the development of reliability improvements at its sole discretion so long as Gen-Probe alone bears the cost of development of such improvements. If the Supervisory Board decides to implement such upgrades to the Panther Instrument, a new development program may be implemented under the terms of Article 3 of the Agreement, in which case the Parties shall use the process more particularly described in Section 3.2 of the Agreement.

4. Panther Development Costs.

4.1 Novartis Initial Funding Obligation. In consideration for the development of the Panther Instrument to meet the current PRD in accordance with the Panther Development Program and in consideration for the development of the Ultrio Elite Assay, Novartis shall pay Gen-Probe up to a maximum of […***…] dollars (USD $[…***…]) toward reimbursement of […***…] percent ([…***…]%) of the initial Panther Development Costs and Ultrio Elite Assay development costs incurred by Gen-Probe (the “Initial Funding Obligation”) in accordance with the payment methodology previously agreed between the Parties for development costs for Future Blood Screening Assays set forth under Article 3 of the Agreement, unless otherwise specified herein. […***….]

4.1.1 […***….]

4.1.2 Any Panther Development Costs incurred by Gen-Probe beyond Novartis’ Initial Funding Obligation (or Adjusted Funding Obligation, if applicable) that are necessary to complete development to meet the current PRD as of the Addendum Effective Date shall be borne entirely by Gen-Probe. Notwithstanding, the Initial Funding Obligation allocates $[…***…] for the development and compatibility testing of the Ultrio Elite Assay; any development costs incurred by Gen-Probe for the Ultrio Elite Assay above $[…***…] shall be borne entirely by Gen-Probe until such costs reach $[…***…] in the aggregate, and any and all development costs incurred by both parties for the Ultrio Elite Assay above $[…***…] shall be […***….]

4.1.3 Purchase of Panther Instruments. In connection with the Panther Development Program, and in addition to the Panther Development Costs, Gen-Probe shall purchase a limited number, not to exceed […***…] instruments, consisting of […***…]. Novartis shall reimburse Gen-Probe for […***….] Any such instruments shall be used solely for development activities pursuant to and in accordance with this Addendum. Upon gradual completion of these activities, Gen-Probe shall transfer the Production Instruments to Novartis, […***…]

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[…***…] Upon completion of the development activities under this Addendum which involve the V&V Instruments, Gen-Probe shall purchase such V&V Instruments from Novartis at the lesser of (a) […***…] or (b) […***…]. In addition, with adequate prior notice from Novartis, Gen-Probe shall reasonably assist Novartis in obtaining through Gen-Probe from Stratec, […***…], a reasonable number of Panther Instruments (not to exceed […***…]) for use in pre-launch marketing, training and demonstration activities.

4.2 Cost Sharing Details re Certain Activities. Notwithstanding the allocation of costs set forth under Section 4.1 above, the Parties have agreed to share […***…] costs incurred by both parties for the development of the following Panther Instrument functionality if such functionality cannot be achieved with the Initial Funding Obligation:

[…***…]

[…***…]

[…***…]

[…***…]

Provided, however, that:

•	The costs for […***…] shall be borne […***…] by […***…];

•	The costs for […***…] shall be […***…] borne […***…] by […***….]

4.3 Additional Post Development Activities and Costs. Following the Addendum Signature Date, the parties may jointly approve additional post development enhancements in accordance with the Agreement and this Panther Addendum, to be implemented after the Development Completion Date to improve functionality, reliability, and/or performance of the Panther Instrument and/or related software (“Additional Post Development Enhancements”). The cost of Additional Post Development Enhancements agreed by the Parties in accordance with the Agreement shall be borne […***…] by […***…], except as otherwise agreed.

4.4 Milestone Payment. Novartis shall pay an additional payment to Gen-Probe in the amount of […***…] dollars (USD $[…***…]) upon the earliest to occur of (i) […***…], (ii) […***…], or (iii) […***…]

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[…***…]

4.5 Calculation of Panther Development Costs; FTE Labor Rate.

4.5.1 The Parties have agreed to include certain categories of the Panther Development Costs within an agreed-upon labor rate for full time equivalent personnel (the “FTE Labor Rate”). Those categories of Panther Development Costs included within the FTE Labor Rate are those costs more particularly described in Schedule 4.5.

4.5.2 The FTE Labor Rate in effect as of the Addendum Effective Date is set forth in paragraph 1 on the attached Schedule 4.5. Each year the Parties will evaluate and re-set a FTE Labor Rate for the budget for the new calendar year based on the Parties’ budgets for the then-current calendar year and consistent with the requirements below. In the event the Parties shall not have agreed upon a new FTE Labor Rate before commencement of a calendar year, the Parties shall use the rate in effect during the immediately preceding calendar year for billing purposes, subject to “true-up” calculations at such time as the FTE Labor Rate for the then-current calendar year has been agreed.

4.5.3 In addition to the annual reset described above, either Party shall have the right to request a change in the FTE Labor Rate reflected on the attached Schedule 4.5 to be applied on a prospective basis under the approval process set forth in Section 3. Acceptance of such request for modification shall be governed by Section 3.3 of this Panther Addendum.

4.5.4 In addition to the foregoing, throughout the term of this Panther Addendum:

(a) each Party shall have the same FTE Labor Rate applicable to it as is applied to the other Party, subject to any agreed modifications; and

(b) in the event either Party requests a modification to the FTE Labor Rate hereunder, the modified FTE Labor Rate shall be calculated using the same methodology as that used to calculate the FTE Labor Rate in effect as of the Addendum Effective Date.

4.5.5 Monthly Notices; Payments. At the end of each month, Gen-Probe shall calculate its actual expenditures and FTE Labor amounts for Panther Development Costs it incurred during such month and shall promptly provide to Novartis a reasonably detailed written breakdown of such costs and all invoices will be due and payable thirty (30) days from the date of receipt of the invoice.

4.5.6 Right to Audit and Verify. Each Party is entitled to review, evaluate, and in its discretion independently verify the basis of and actual expenditures incurred by the other Party for which such Party requests reimbursement as Panther Development Costs hereunder, in accordance with the provisions of Section 7.3 of the Agreement, including, without limitation, actual expenditures after the Addendum Effective Date but prior to the execution of this Panther Addendum.

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4.6 Payment of Panther Development Costs.

4.6.1 Panther Development Costs. Prior to the Addendum Effective Date, Gen-Probe expended significant effort and resources in the development of the Panther Instruments for use in the Clinical Diagnostic Field. The $[…***…] cap on Novartis’ obligation for Panther Development Costs applies to the instrument and related software specifications as of […***…], with such minimal additional development work as is required to modify the existing Panther Instrument specifications for use in the Blood Screening Field. The cap does not apply to […***….]

4.6.2 Monthly Invoices; Payments for Panther Development Costs. At the end of each month or as agreed to by the Parties, Gen-Probe shall calculate its actual expenditures for Panther Development Costs it incurred during such month and shall promptly provide to Novartis a reasonably detailed written breakdown of such costs. All approved invoices will be due and payable thirty (30) days from the date of receipt of the invoice.

4.6.3 Comparison with Resource Plan and Original Budget. Thirty days prior to the beginning of each year of the Panther Development Program, Gen-Probe shall present to Novartis for Novartis’ approval a quarterly aggregated Budget forecast. The planned resources, and the associated costs, will be broken out on a monthly basis and analyzed against the Resource Plan, the Project Plan, and reflected in the Budget.

4.7 Payments Regarding Shared Responsibilities. […***…]. The Parties agree to utilize the then current FTE Labor Rate in calculating their respective shared development costs. The Parties will calculate and deliver to the other Party a detailed accounting of their actual expenditures made for those shared costs.

5. Rights to Manufacture and Sell. The Parties’ respective rights to manufacture, have manufactured, distribute and sell the Panther Instrument shall be governed by Section 3.1.8 of the Agreement.

6. Ownership; License Grant.

6.1 Ownership. Ownership of any Inventions made in the course of the Panther Development Program shall be determined in accordance with Article 8 of the Agreement.

6.2 License Grant. During the Blood Screening Term, Gen-Probe hereby grants to Novartis a license under all intellectual property rights of Gen-Probe now-owned or hereafter acquired to the extent reasonably necessary for Novartis to perform its obligations under the Panther Development Program and for the use and sale of the Panther Instruments and related software in the Blood Screening Field in accordance with the terms of the Agreement, but only to the extent that Gen-Probe has or hereafter acquires an ownership or other licensable interest in

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such intellectual property rights and has the right to grant licenses, immunities or other rights thereunder. During the Blood Screening Term, Novartis hereby grants to Gen-Probe a license under all intellectual property rights of Novartis now-owned or hereafter acquired to the extent reasonably necessary for Gen-Probe to perform its obligations under the Panther Development Program and for the manufacture, use or sale of the Panther Instruments and related software in the Clinical Diagnostic Field, but only to the extent that Novartis has or hereafter acquires an ownership or other licensable interest in such intellectual property rights and has the right to grant licenses, immunities or other rights thereunder. The licenses hereby granted shall extend only to the extent of the design and development of the Panther Instruments as of the date of this Panther Addendum and to any future modifications approved and adopted in accordance with the terms hereof. The licenses hereby granted shall be royalty-free except to the extent the licensing Party has an obligation to pay royalties to a Third Party pursuant to the Agreement. The license granted by Gen-Probe in Section 3.1.10(c) of the Agreement shall apply to the manufacture of Panther Instruments by or for Novartis for use in the Blood Screening Field. Except as expressly provided herein, neither Party grants to the other Party any license or other interest in and to such Party’s intellectual property rights or other rights.

6.3 Commercialization. Section 5.4 of the Agreement established the terms for forecasting, ordering, supplying and shipping Blood Screening Instruments. Except as otherwise expressly provided herein, the provisions of Section 5.4 of the Agreement pertaining to Tigris Instruments shall apply, mutatis mutandis, to Panther Instruments.

6.4 Panther Instruments will be manufactured and supplied by Stratec Biomedical Systems AG pursuant to the November 2006 Supply Agreement for Panther Instrument between Gen-Probe and Stratec (the “Supply Agreement”). On the terms of the Agreement and this Panther Addendum, Gen-Probe will combine its own forecasts and orders for Panther Instruments for use in the Clinical Diagnostics Field with Novartis’ orders for Panther Instruments in the Blood Screening Field. Novartis or its Affiliates shall order Spare Parts for Panther Instruments directly from Stratec.

6.4.1 Novartis Forecasts. The Parties recognize that forecasting the first year for Panther Instruments will be difficult. The Parties agree to work together to address the first year supply of Panther Instruments and to use Commercially Reasonable Efforts to satisfy the market need.

(a) Initial Forecast. Not less than six months prior to the date of the first anticipated delivery of Panther Instruments for use in the Blood Screening Field by Gen-Probe to Novartis, Novartis shall prepare and provide Gen-Probe with a written forecast of the estimated requirements of Novartis and its Affiliates for Panther Instruments for each of the twelve (12) calendar months beginning with the month of the first anticipated delivery of any Panther Instrument (the “Initial Forecast”). Gen-Probe shall respond to Novartis’ forecast in writing within thirty (30) days and shall have no obligation with respect to such forecast unless it has approved such forecast in writing. The number of Panther Instruments included in the first quarter of the Initial Forecast shall be deemed to have been ordered by Novartis on a binding basis (firm purchase order).

(b) Supplemental Initial Forecast. Not less than three months prior to the date of the first anticipated delivery of any Panther Instrument, Novartis shall prepare and provide Gen-Probe with a more current written forecast for Panther Instruments covering the same period. Gen-Probe shall respond to Novartis’ updated forecast in writing within ten (10) days. Gen-Probe shall have no obligation with respect to such updated forecast unless it has approved such forecast in writing.

(c) Regular Rolling Forecasts. Not later than the first day of the last month of each calendar quarter following the submission of the initial forecast, Novartis shall deliver to Gen-Probe with a regular rolling forecast for the twelve (12) month period commencing with the quarter that will begin approximately 120 days after such regular rolling forecast is due. Each forecast shall include the anticipated number of Panther Instruments and the desired delivery dates. Novartis agrees that such forecasts shall be prepared in good faith in order to facilitate STRATEC’s timely supply according to the terms of this Addendum and the Supply Agreement.

(d) Binding Effect. Notwithstanding any other provision of the Agreement or this Addendum, Novartis’ regular rolling forecasts shall be binding upon Novartis only as set forth in this section. The number of Panther Instruments included in the first quarter of each regular rolling forecast shall be deemed to have been ordered by Novartis on a binding basis (firm purchase order). The number of Products included in the second quarter of each regular rolling forecast shall be deemed to be a binding commitment to order at -50%/+50% of those Products (by including them in the first quarter of the next rolling forecast). The number of Products included in the third and fourth quarter of each regular rolling forecast shall be non-binding on either party and will be provided for planning purposes only.

(e) Purchase Orders. Contemporaneous with the delivery of each forecast, Novartis shall provide Gen-Probe with a purchase order reflecting its binding commitment, consistent with its forecasts under Section 6.3.1(c) above, for delivery of Panther Instruments in the first quarter of such forecast. Such orders shall indicate the quantity of Panther Instruments to be delivered and the requested delivery. Gen-Probe shall confirm, in a writing delivered by facsimile transmission or electronic mail to Novartis, receipt of each purchase order within five (5) business days of receipt. […***…]

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(f) Additional Purchase Orders. If Novartis desires to enter a bid to a potential customer that Novartis cannot fill with Panther Instruments that it has already ordered hereunder, Novartis shall consult with Gen-Probe regarding such bid, and Gen-Probe shall notify Novartis as to whether Stratec will be able to deliver such Panther Instruments within the prescribed time.

(g) Forecasts In Excess of Supply. Should the Parties’ respective forecasts for Panther Instruments for use in the Clinical Diagnostics Field and the Blood Screening Field exceed the anticipated manufacturing capacity of the manufacturer (Stratec) for Panther Instruments, the Parties shall […***…]. By way of example, […***…]. To the extent demand exceeds supply capacity, […***…]

6.4.2 Transfer Price. The Transfer Price for each Panther Instrument shall be equal to […***…]. Within […***…] days of invoice, Novartis shall pay to Gen-Probe the Transfer Price for each Blood Screening Instrument purchased by Novartis or its Affiliates.

6.4.3 Compensation to Gen-Probe for Panther Instruments. In consideration for the rights granted and the obligations accepted by Gen-Probe under this Addendum and the Agreement, Novartis shall pay to Gen-Probe an amount equal to […***…], to the extent such revenue is received from an independent customer by Novartis and its Affiliates in the Territory (notwithstanding any provision to the contrary in the Agreement). Novartis’ payments shall be made within […***…] days after the end of each calendar month for revenue received during such calendar month.

If Novartis or its Affiliates places an instrument with a customer and receives revenue for Panther Instruments and Blood Screening Assays on a combined basis (such arrangement, a “Reagent Rental”), such revenue shall be allocated […***…]. Novartis shall not be entitled to deduct any amount allocated to […***…].

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6.4.4 Novartis Remedy for Reliability Deficiencies. Gen-Probe and Stratec have entered into a Reliability Agreement with respect to the Panther Instrument. Prior to be Addendum Effective Date, Gen-Probe has provided a copy of the Reliability Agreement to Novartis. Following the Addendum Effective Date, Gen-Probe and Novartis shall use their best efforts to modify the Reliability Agreement so as to adopt a three-way Reliability Agreement between Stratec, Gen-Probe, and Novartis with respect to Panther Instruments for use in the Blood Screening Field, maintaining the warranty terms and conditions previously negotiated between Gen-Probe and Stratec. Following the Development Completion Date and the effective date of the three-way Agreement, Novartis’ sole remedy for instruments that fail to meet the requirements of the Reliability Agreement criteria will be through a claim against Stratec pursuant to the Reliability Agreement, and Gen-Probe shall not have any liability to Novartis in connection with the failure of any Panther Instrument to meet the requirements of the Reliability Agreement. If for any reason the three-way Reliability Agreement is not adopted prior to the Development Completion Date, Gen-Probe shall indemnify Novartis against the cost of repair or replacement, as necessary and in accordance with the Reliability Agreement, of any Panther Instrument due to the failure of such Panther Instrument to meet the requirements of the Reliability Agreement, and Gen-Probe shall have no other liability to Novartis regarding the failure of Panther Instruments to meet such requirements.

7. Addendum Effective Date; Term; Termination.

7.1 Term of Panther Addendum. This Panther Addendum shall become effective on the Addendum Effective Date and shall continue in effect through the Blood Screening Term, as it may be amended or extended from time to time, unless sooner terminated in accordance with the provisions of the Agreement.

7.2 Termination for Breach. Termination for breach shall be in accordance with Article 10 of the Agreement.

8. Dispute Resolution/Escalation.

8.1 Escalation Process. Prior to implementing the arbitration process more particularly described in Article 11 of the Agreement, the Parties agree to escalate any dispute first to a discussion between the Novartis Alliance Manager and the Gen-Probe Project Manager, and if they cannot agree, then to the Supervisory Board. However the Parties explicitly acknowledge that in the event of the need for an urgent decision the Party with primary responsibility will proceed to make the decision, and implement accordingly, but will follow the procedures set forth under Section 2.4.5 above should there be a disagreement between the Parties regarding the decision made. It is agreed that the Party with primary responsibility will make all reasonable and timely efforts to inform the other Party of the issue requiring such urgent decision, particularly where the issue is one of some consequence.

8.2 Remedies in Event of Default. Neither Party shall be entitled to exercise any remedy otherwise available to it at law or in equity unless and until such Party shall have provided the other Party with notice of such event of default, reasonably specifying the nature of the default, and any applicable period of time for cure thereof shall have expired without cure, and the procedures defined in Article 11 of the Agreement shall have been first exhausted.

8.3 Survival. Any provision of this Panther Addendum that imposes or contemplates continuing obligations by virtue of the nature of the provision will survive the expiration or termination of the Panther Addendum, but under no circumstances shall either Party call for arbitration of any claim or dispute arising out of this Panther Addendum after such period of time as would normally bar the initiation of legal proceedings to litigate such claim or dispute under the laws of the State of California.

9. No Other Amendment. Except as expressly set forth in this Panther Addendum, all other terms and conditions of the Agreement, are hereby ratified and shall continue in full force and effect. In the event of a conflict between the terms of this Panther Addendum and the Agreement, or any attachments herein, the terms of this Panther Addendum shall control.

10. Counterparts. This Panther Addendum may be executed in counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Panther Addendum to be executed and the persons signing below warrant that they are duly authorized to sign for and on behalf of the respective Parties.

GEN-PROBE INCORPORATED,		NOVARTIS VACCINES AND DIAGNOSTICS, INC.,
a Delaware corporation		a Delaware corporation

By:	/s/ Carl W. Hull	By:	/s/ Peter Maag
	Carl W. Hull		Peter Maag
	President and Chief Executive Officer		President, Diagnostics

Date: March 11, 2011		Date: March 21, 2011

Schedule 4.5

FTE Labor Rate

1. FTE Labor Rate. $[…***…] per FTE per calendar year

2. Panther Development Costs included within FTE Labor Rate. Panther Development Costs included within FTE Labor Rate consist of all attributable costs associated with the development of the Panther Instrument and related software incurred prior to the Development Completion Date and includes pilot development; validation studies necessary for product and process licensure; and the manufacture and ultimate disposition of conformance lots of material, calculated as follows:

(a) Development costs include: research and development associated with the Panther Development Program; validation exclusively associated with the Panther Instrument and related software; development lots; document preparation specific to the development;

(b) The planned resources, and the associated costs, will be broken out on a monthly basis and analyzed against the Resource Plan included within the Project Plan, and reflected in the Budget;

(c) Salaried staff costs included within the Budget will be adjusted to reflect actual staff costs. Salary information may be aggregated to protect the identity of individuals. This salary information will be verifiable on a need to know basis to a select number of personnel from each company;

(d) Cost for wage laborers plus the applicable overhead charge for such labor paid to personnel described in the Resource Plan, including the Panther Development Program project manager and/or development director and personnel engaged to perform QA testing for the Panther Development Program;

(e) Costs for engineering prototypes and developing pilot modules required for the Panther Development Program;

(f) Costs of inventory consumed in the Panther Development Program, including raw material, intermediates and finished goods, Prototypes and conformance lots, whether reject or not, that arise from the Panther Development Program or are necessary to support the Panther Development Program, and waste material, including raw materials and development materials that arise from the Panther Development Program but excluding scrap materials used strictly for internal research purposes or consumed in development programs other than the Panther Development Program;

(g) Costs for conformance product documentation;

(h) Costs for courier and mail service fees for delivery of items between Gen-Probe and Novartis;

(i) Costs of travel, lodging and reasonable per diem expenses for employee and consultants of Gen-Probe or Novartis incurred in furtherance of their activities hereunder, providing training or participating on the Supervisory Board or designee to the extent such costs are not included within the overhead charge applicable to labor costs;

(j) Costs of foreign regulatory submissions or registrations for the Panther Instrument and related software for use in the Blood Screening Field.

(k) Such other categories as the Parties may agree in writing from time to time;

(l) All budgeted expenses of departments directly involved with the Panther Development Program; and

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(m) Appropriate portions of budgeted costs of departments indirectly involved in the Panther Development Program.

3. Panther Development Costs not included within FTE Labor Rate.

(a) Significant Third Party consultant charges (i.e. CRO, regulatory expertise, etc.) to the extent not captured within the FTE rates in Item 2 above;

(b) Third Party development and hardware acquisition costs (other than the reasonable amortized cost of all instruments utilized that are necessary for the research and development of such quantities of the Panther Instrument during the Panther Development Program which shall be included in the FTE Rate.

EXHIBIT A

Panther Instrument Product Requirements Document

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 1 of 21

Blood Bank Panther Instrument

Product Requirements Document

Approval Responsibility	Name	Signature	Date
[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]	[…***…]

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GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 2 of 21

Novartis Signatures:

Approval Responsibility	Name	Signature	Date
[…***…]	[…***…]	[…***…]	[…***…]

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GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 3 of 21

Executive Management of Development & Marketing Approval:

Function	Signature	Date
[…***…]	[…***…]	[…***…]

[…***…]	[…***…]	[…***…]

Sub PMC Approval:

Function	Signature	Date
[…***…]

[…***…]

[…***…]

[…***…]

[…***…]

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GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 4 of 21

Revision History

Date of Change	Rev.	Baseline	Description	Primary Contributor
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

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GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 5 of 21

Table of Contents

1 PURPOSE	6

2 SCOPE	6

3 TERMINOLOGY AND ABBREVIATIONS	6

4 REFERENCES	6

5 PRODUCT DEFINITION	7

5 USER REQUIREMENTS	7

5.1 USER NEEDS	7
5.2 INTENDED USES	9
5.3 REGULATORY AND STATUTORY REQUIREMENTS	9
5.4 BUSINESS NEEDS	9

6 PRODUCT REQUIREMENTS	10

6.1 FUNCTIONAL REQUIREMENTS	10
6.2 PHYSICAL AND PERFORMANCE REQUIREMENTS	18
6.2.1 Throughput	18
6.2.2 Instrument Service, Installation and Training	19
6.2.3 Environment Conditions	19
6.2.4 Power Management	19
6.2.5 Industrial Design	20
6.2.6 Shipping Requirements	20
6.2.7 Translations	20
6.3 INTERFACE REQUIREMENTS	20

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GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 6 of 21

1 Purpose

[…***…]

2 Scope

[…***…]

3 Terminology and Abbreviations

Requirements Notation Convention

The word “shall” denotes a mandatory requirement.

The word “preference” denotes a desirable enhancement of a mandatory requirement.

The word “will” denotes a design goal, user need, business need, or implementation details.

For Terms and Abbreviations, please see Panther Project Glossary P10233-0077

4 References

[…***…]

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GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 7 of 21

5 Product Definition

[…***…]

DOORS ID	Tag#	Requirement	Reference
[…***…]	[…***…]	5 User Requirements	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]		[…***…]
5.1 User Needs
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 8 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 9 of 21

DOORS ID	Tag#	Requirement	Reference
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5.2 Intended Uses
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5.3 Regulatory and Statutory Requirements
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5.4 Business needs
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 10 of 21

DOORS ID	Tag#	Requirement	Reference
[…***…]	[…***…]	6 Product Requirements	[…***…]
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6.1 Functional Requirements
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 11 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 12 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 13 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 14 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 15 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 16 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 17 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 18 of 21

DOORS ID	Tag#	Requirement	Reference
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6.2 Physical and Performance Requirements
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6.2.1 Throughput
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 19 of 21

DOORS ID	Tag#	Requirement	Reference
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6.2.2 Instrument Service, Installation and Training
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6.2.3 Environment Conditions
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6.2.4 Power Management
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 20 of 21

DOORS ID	Tag#	Requirement	Reference
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6.2.5 Industrial Design
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6.2.6 Shipping Requirements
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6.2.7 Translations
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6.3 Interface Requirements
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Blood Bank Panther Instrument Product Requirements Document Proprietary Information	Project Name: Blood Bank Panther Project No.: P10236 Document# P10236-0001 Revision: A SOP Reference: 04-03-05 Page 21 of 21

DOORS ID	Tag#	Requirement	Reference
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***Confidential Treatment Requested

CONFIDENTIAL

EXHIBIT B

Ultrio Elite Assay Product Requirements Document

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 1 of 20

Product Requirements Document for the

PROCLEIX Ultrio 3 Assay on Panther

Function	Name	Signature	Date
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 2 of 20

Novartis Signatures:

Approval Responsibility	Name	Signature	Date
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 3 of 20

Executive Management of Development & Marketing Approval:

Function	Signature	Date
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Sub PMC Approval:

Function	Signature	Date
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 4 of 20

Revision History

Date of Change	Rev.	Baseline	Description	Primary Contributor
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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 5 of 20

Table of Contents

1	PURPOSE	6

2	SCOPE	6

3	TERMINOLOGY AND ABBREVIATIONS	6

4	REFERENCES	6

5	PRODUCT DEFINITION	6

6	USER AND DESIGN REQUIREMENTS	7

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 6 of 20

1 Purpose

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2 Scope

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3 Terminology and Abbreviations

Requirements Notation Convention

The word “shall” denotes a mandatory requirement.

The word “preference” denotes a desirable enhancement of a mandatory requirement.

The word “will” denotes a design goal, user need, business need, or implementation details.

Terminology and Abbreviations

Located in Panther Project Glossary P10233-0077

4 References

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5 Product Definition

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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 7 of 20

6 User and Design Requirements

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***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 8 of 20

Table 1 User and Design Requirements

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 9 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 10 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
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[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 11 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 12 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 13 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 14 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 15 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 16 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 17 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 18 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 19 of 20

User Requirement					Design Requirement
Category	DOORS ID#	ID#	Description	Source	Category	DOORS ID#	ID#	Description
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

GEN-PROBE INCORPORATED Product Requirement Document for the PROCLEIX Ultrio 3 Assay on Panther Proprietary Information	Project Name: U3 / WNV Blood Bank Panther Project No.: P10236 Document No.: P10236-0005 Revision: A SOP Revision: 04-03-05 Page 20 of 20

**********End of Document**********

[…***…]

[…***…]

***Confidential Treatment Requested

CONFIDENTIAL

EXHIBIT C

Panther Instrument and Ultrio Elite Assay Development Timeline

Ultrio Elite Panther – Timeline

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***Confidential Treatment Requested